UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Summit Municipal Income Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced solid gains in the six-month period ended April 30, 2014, led by long-term and lower-quality issues. Long-term Treasury and municipal yields declined in the first half of our fiscal year as U.S. economic growth slowed in the first quarter of 2014 and weakness in emerging markets and geopolitical tensions over Ukraine prompted some risk aversion. The yield decline occurred despite the onset of the Federal Reserve’s measured tapering of its asset purchases at the beginning of 2014. In contrast, shorter-term Treasury and municipal yields rose amid concerns that the central bank could begin raising the overnight fed funds target rate sooner than previously expected.

ECONOMY AND INTEREST RATES

The U.S. economy expanded at an annualized rate of 2.6% in the fourth quarter of 2013, but growth slowed to 0.1% in the first quarter of the new year, in part, because harsh winter weather curtailed weekly hours worked and consumer spending. Still, steady job growth helped reduce the national unemployment rate to 6.3% in April. We anticipate that the economic recovery will strengthen in the months ahead, as last year’s fiscal policy headwinds subside and wage income rebounds with hours worked, which should lead to stronger spending growth.

To support the economic recovery, the Fed bought $85 billion in Treasuries and agency mortgage-backed securities every month in 2013. In 2014, the Fed trimmed its monthly purchases by $10 billion increments on several occasions, including a reduction at the end of April to a pace of only $45 billion per month going forward. We believe that the Fed—now led by Janet Yellen following the late January completion of Ben Bernanke’s term—will complete the wind-down of its asset purchases by the end of 2014 and that short-term interest rate increases are likely to begin around mid- to late 2015.

The Treasury and municipal yield curves flattened over the last six months: Long-term yields declined, while money market rates remained anchored by the central bank’s commitment to keep short-term interest rates low “for a considerable time” after it stops purchasing securities, especially if inflation remains low. Although high-quality 30-year municipal yields fell more than the 30-year Treasury yield, they were marginally higher than the 30-year Treasury yield at the end of April. On a relative basis, this demonstrates the attractiveness of long-term tax-free bonds as an alternative for fixed income investors.

As of April 30, 2014, a 30-year tax-free bond rated AAA yielded 3.49% versus a pretax 3.46% yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.85% to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

New municipal issuance in the first four months of 2014—at around $89 billion, according to The Bond Buyer—was notably lower than issuance in the first four months of 2013. In fact, new supply since mid-2013 has been somewhat limited, as last year’s increase in long-term interest rates discouraged municipalities from borrowing and refinancing older debt. Outflows from the municipal market persisted throughout the second half of 2013, as rising rates and credit concerns in certain parts of the muni market restrained demand from individual investors during that period. These trends have reversed since the turn of the year, as long rates declined and cash flows returned to the market, especially the high yield segment.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Austerity-minded state and local government leaders remain conservative about adding to indebtedness, which we consider to be supportive. Indeed, most states have acted responsibly in the last few years by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the cyclical pattern has been slower and more uneven than historically, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits. These issues have come into greater focus given developments in Detroit since last summer.

Also, the deteriorating fiscal situation in the Commonwealth of Puerto Rico, as highlighted in the media and indicated by recent credit rating agency downgrades of its bonds to below investment grade, is still a risk to the broader muni market. This U.S. territory’s liabilities are large relative to the size of its economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the commonwealth and its various governmental agencies. We continue to have very low exposure to Puerto Rico and would not be surprised if there are additional downgrades or if the commonwealth or one of its public corporations seeks a debt restructuring in the next year or two. Puerto Rico has proposed a balanced budget for fiscal year 2015, which is an optimistic outcome that seems highly unlikely to be realized. While its $3.5 billion bond issuance in early March—the largest sub-investment-grade deal in municipal market history—could help stabilize its finances in the short run, it will do little to improve its long-term fiscal and economic profile.

In terms of sector performance, revenue bonds outperformed state and local general obligation (GO) bonds over the last six months. We favor bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Industrial revenue and health care bonds, which tend to have higher yields and lower credit quality, were two of the best-performing segments. Most remaining revenue sectors produced solid gains. Power and special tax bonds lagged somewhat due to underperformance of Puerto Rican issues.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund

Your fund returned 0.00% during the six-month period ended April 30, 2014, versus 0.01% for the Lipper index. While the Fed has begun to taper its large-scale asset purchase program, money market rates remain immune to such changes in policy. Now more than five years old, this cycle of easy monetary policy continues to leave money fund investors little in the way of return. And while longer fixed income markets increasingly anticipate higher rates, we do not expect money market rates to move higher until mid- to late 2015.

Over the past six months, yields in the municipal money market continued to move in a narrowly compressed, low absolute yield range. Rates range from seven basis points (0.07%) for overnight maturities to 15 basis points for notes maturing in one year. The money market yield curve flattened a few basis points as rates in the front end were unchanged, while bonds out to one year declined three basis points.

Lower rates continue to be driven by declining supply, caused in part by the overall low level of interest rates. The low rates of the past few years have encouraged municipal issuers to borrow longer to lock in favorable financing costs. In many cases, we have seen issuers refinance variable rate demand notes (VRDNs) and commercial paper with 10-, 20-, and even 30-year issues. This trend has resulted in a net reduction of overall available supply in the short end. For example, since 2008, total VRDNs outstanding have declined about 35% as new supply is insufficient to offset supply taken out of the market. Meanwhile, money market assets over the last year have remained largely unchanged, leaving too much demand chasing too little supply.

As always, credit quality plays a major role in the management of the fund. As such, we favor highly rated hospital, general obligation, higher education revenue, and guaranteed housing finance bonds. Some of the prominent positions in the portfolio include Providence Health, State of Texas, Cornell University, and Pennsylvania Housing Finance. We continue to like prerefunded bonds (which are escrowed in U.S. Treasury debt) and prefer high-quality issuers that can provide self-liquidity. Where self-liquidity is not possible, we look to liquidity providers such as Wells Fargo, JPMorgan Chase, Royal Bank of Canada, and US Bank. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

While we do not believe the Fed will begin to raise short-term interest rates until 2015, as stated, Fed policy is subject to the ever-changing fortunes of the U.S. economy. Still, given our outlook, we remain comfortable continuing to operate in the longer end of our permissible weighted average maturity (WAM) range, targeting a WAM of 50 to 55 days. We remain committed to managing a high-quality, diversified portfolio that focuses on liquidity and stability of principal, which are most important to our shareholders.

Summit Municipal Intermediate Fund

Performance Comparison

Your fund returned 3.16% during the six-month period ended April 30, 2014, versus 2.67% for the Lipper Intermediate Municipal Debt Funds Average. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value per share rose from $11.60 at the end of October to $11.80 at the end of April, while the 30-day SEC yield declined from 2.04% to 1.62%. Dividends contributed $0.16 per share during the six-month period.

For most of the period, we maintained a duration slightly longer than that of the benchmark and focused new purchases in the 10- to 20-year part of the yield curve. Through much of the summer of 2013, yields on 15-year municipal securities had increased about 150 basis points and presented a great buying opportunity to lock in yields not seen in the municipal market for more than two years. As we moved through the first quarter of 2014, demand for long-term Treasury bonds caused 30-year Treasury yields to fall more than 10-year yields, flattening the Treasury yield curve. The municipal yield curve followed suit, with long-term bonds outperforming intermediate-term bonds. Our strategy of overweighting the long end of the curve helped performance during the period.

Our strategy of overweighting sectors of the market offering incremental yield over high-quality GO and prerefunded bonds also enhanced returns. Even though new issue supply was relatively low, selling pressure from other municipal investors created buying opportunities in several sectors, including transportation and health care. As a result, we were able to initiate positions in, or add to, many revenue sectors, including Atlanta Airport Authority bonds and several new health care issuers. By the end of the period, yield spreads on revenue bonds were substantially tighter than at the beginning of the period as the bonds rallied. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Given the outlook for ongoing low supply and generally improving credit quality, we believe spreads could remain tight for quite some time. However, rates have fallen substantially, and we could see an increase in refunding supply that could put pressure on the intermediate area of the yield curve. Currently, there is plenty of demand to soak up any additional supply, but we are still proceeding a bit cautiously in an atmosphere of low rates and tight yield spreads.

Summit Municipal Income Fund

Your fund returned 5.24% during the six-month period ended April 30, 2014, versus 4.61% for the Lipper General & Insured Municipal Debt Funds Average. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value increased from $11.25 to $11.62 during the six-month period, while its 30-day SEC yield declined from 3.34% to 2.76%. Dividends contributed $0.21 per share during the past six months.

Much of the fund’s good performance during the past six months was due to our positioning along the yield curve, with an overweight in longer-term bonds, primarily those with maturities 20 years and longer. The portfolio’s duration actually declined to 5.0 years from 5.8 years at the end of October, yet remained longer than the Barclays Municipal Bond Index. Average weighted maturity fell to 16.9 years from 17.4 years and can be attributed to elevated cash near the end of the reporting period.

Our strategy assumes persistent fiscal challenges for many state and local governments, particularly those heavily burdened with long-term pension and other post-employment benefit liabilities. Therefore, we maintained a heavy allocation to revenue bonds and smaller exposure to state and local GO debt. One exception in GO holdings is the State of California, our largest fund guarantor, where we have been constructive on the state’s economy as well as Governor Jerry Brown’s fiscal discipline. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Shifts in the fund’s quality diversification were small. There was a slight increase in our below investment-grade holdings as opportunities arose to add incremental yield in the portfolio. These purchases were mainly domiciled in life care and corporate-backed credits, including Palm Beach County Health Facilities for Sinai Residences of Boca Raton and New Jersey Economic Development Authority for Continental Airlines. The largest portion of the fund is A rated credits. An underweight in higher-quality AAA and AA credits and greater exposure to A and BBB holdings relative to the Barclays index remained intact, as we believe they offer greater value than their higher-quality counterparts.

There were only minimal changes in the fund’s sector holdings, with the transportation sector—the fund’s largest—increasing by 1%. Borrowing for transportation projects has been elevated in the past few years to meet the need for maintenance and capital improvements. Health care is the fund’s second-largest sector, and we have found value there through credit research and credit selection. The sector outperformed during the period, which can be partly attributed to a decline in overall issuance. In general, fund positions that lagged during the past six months were shorter-maturity, high-quality bonds, including prerefunded bonds. Our top performers were on the opposite side of the spectrum—lower-quality securities with long maturities and long durations. It is worth noting that this is a reversal of our best- and worst-performing bonds at the end of our last reporting period on October 31, 2013.

OUTLOOK

We still believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. We remain concerned about the potential for rising rates, but we believe that further rate increases will be at a more measured pace than we witnessed in the spring and summer of 2013. We also believe that short- and intermediate-term rates could be more volatile than long-term rates as we approach the first Fed rate hike. When making investment decisions, we consider the forward-looking projections of rates and yield curves by our interest rate strategy and economics teams, and we will continue to be careful with any portfolio changes that might materially increase our portfolios’ interest rate sensitivity.

Fundamentally, the credit environment for municipalities is sound and should improve with the economy. Economic growth and higher income and sales tax revenues are providing some support for state and local governments, and a healthier real estate market should lead to higher property tax revenues for local governments. Taking a longer view, we remain concerned about state and local government liabilities, such as pension benefits and retiree health care costs. While most municipal governments maintain balanced budgets, fewer municipalities have addressed these longer-term liabilities in a meaningful way. States need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely.

Detroit and Puerto Rico have generated negative headlines at times over the past year and could affect the muni market in the period ahead. We continue to monitor Detroit’s bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise out of the case. As for Puerto Rico, our dedication to thorough, fundamental credit research has helped us minimize our exposure to this increasingly risky, yet significant, issuer of municipal bonds. Puerto Rico is working hard to turn its fiscal situation around, but significant challenges remain, and a strong economic rebound may be needed to prevent a debt restructuring of Puerto Rico or its public corporations. Such a rebound seems unlikely at this time.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 19, 2014

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Intermediate Competitive (1–17 yr maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issued to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 3/31/14	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Summit Municipal Money Market Fund	0.01%	-0.34%	0.01%	0.03%	1.12%	–	
Summit Municipal Intermediate Fund	–	–	0.72	5.01	4.01	–	
Summit Municipal Intermediate Fund–Advisor Class	–	–	0.47	–	–	1.40%	8/8/12
Summit Municipal Income Fund	–	–	-0.27	7.07	4.62	–	
Summit Municipal Income Fund–Advisor Class	–	–	-0.51	–	–	1.27	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE						
Beginning of period	$ 11.25	$ 12.02	$ 11.15	$ 11.30	$ 10.85	$ 9.83
Investment activities						
Net investment income[1]	0.21	0.43	0.45	0.46	0.48	0.48
Net realized and unrealized gain / loss	0.37	(0.77)	0.87	(0.15)	0.45	1.01
Total from investment activities	0.58	(0.34)	1.32	0.31	0.93	1.49
Distributions						
Net investment income	(0.21)	(0.43)	(0.45)	(0.46)	(0.48)	(0.47)
NET ASSET VALUE						
End of period	**$ 11.62**	**$ 11.25**	**$ 12.02**	**$ 11.15**	**$ 11.30**	**$ 10.85**

Ratios/Supplemental Data

Total return[2]	5.24%	(2.92)%	12.03%	2.96%	8.70%	15.59%
Ratio of total expenses to average net assets	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.78%[3]	3.66%	3.86%	4.24%	4.31%	4.65%
Portfolio turnover rate	6.4%	26.5%	9.5%	21.0%	12.1%	25.1%
Net assets, end of period (in thousands)	$ 848,000	$ 739,544	$ 810,066	$ 564,872	$ 557,445	$403,583

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 100.8%		
Alabama 0.6%		
Courtland Ind. Dev. Board, International Paper, PCR 4.75%, 5/1/17	1,000	1,017
Health Care Auth. for Baptist Health, 5.00%, 11/15/17	3,805	3,941
		4,958
Alaska 0.1%		
Anchorage, GO, 5.00%, 3/1/20 (1)	1,000	1,038
		1,038
Arizona 0.8%		
Arizona HFA, Banner Health, 5.50%, 1/1/31	2,000	2,162
Arizona HFA, Banner Health, VR, 0.966%, 1/1/37	750	610
Arizona HFA, Banner Health, VRDN, 0.11%, 1/1/29	1,800	1,800
Phoenix Civic Improvement Corp., Wastewater, 5.50%, 7/1/23	2,000	2,332
		6,904
Arkansas 0.6%		
Univ. of Arkansas, 5.00%, 11/1/28	2,115	2,447
Univ. of Arkansas, 5.00%, 11/1/29	2,000	2,300
		4,747
California 19.3%		
ABAG Fin. Auth. for Nonprofit Corp., Sharp Healthcare 5.00%, 8/1/43	2,500	2,670
Bay Area Toll Auth., San Francisco Area F-1, 5.625%, 4/1/44	1,830	2,003
California, Economic Recovery, 5.25%, 7/1/21	4,000	4,776
California, GO, 5.00%, 9/1/31	5,000	5,567
California, GO, 5.00%, 9/1/31	5,000	5,614
California, GO, 5.25%, 9/1/25	5,000	5,994
California, GO, 5.50%, 3/1/40	2,970	3,368
California, GO, 5.60%, 3/1/36	1,175	1,338

California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	2,750	3,222
California EFA, Univ. of Southern California, 5.25%, 10/1/38	2,225	2,517
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/16	225	241
California HFA, Memorial Health Services, 5.00%, 10/1/33	2,750	2,957
California HFA, Providence Health & Services, 6.50%, 10/1/38 (Prerefunded 10/1/18) (2)	20	25
California HFA, Providence Health & Services, 6.50%, 10/1/38	980	1,153
California HFA, Sutter Health, 5.25%, 8/15/31	3,050	3,405
California Housing Fin. Agency, Single Family Mortgage 5.55%, 8/1/33 (3)	3,355	3,360
California Infrastructure & Economic Dev. Bank, Independent System Operator, 6.25%, 2/1/39 (Prerefunded 2/1/15) (2)	1,150	1,203
California Municipal Fin. Auth., Community Hosp. of Central California, 5.00%, 2/1/15	1,250	1,285
California Pollution Control Fin. Auth., Republic Services 0.55%, 8/1/23 (Tender 5/1/14) (3)(4)(5)	10,000	10,000
California Public Works Board, 5.00%, 1/1/21	2,000	2,139
California Public Works Board, 5.00%, 10/1/30	1,500	1,639
California Public Works Board, 5.00%, 10/1/34	5,100	5,576
California Public Works Board, 5.00%, 3/1/38	2,250	2,402
California Public Works Board, 5.00%, 10/1/39	500	537
California Public Works Board, Mental Health, 5.50%, 6/1/23 (Prerefunded 6/1/14) (2)	500	502
California Public Works Board, Univ. of California Regents 5.00%, 10/1/26 (Prerefunded 10/1/16) (2)	2,020	2,242
California Public Works Board, Univ. of California Regents 5.00%, 12/1/28 (Prerefunded 12/1/21) (2)	4,000	4,874
California Public Works Board, Univ. Projects, 5.25%, 10/1/27	1,460	1,654
California State Univ. Trustees, 5.25%, 11/1/38	5,000	5,689
California Statewide CDA, American Baptist Homes of the West 2.40%, 10/1/20	1,250	1,242

California Statewide CDA, American Baptist Homes of the West 6.25%, 10/1/39	3,000	3,199
California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	1,975	2,055
California Statewide CDA, Polytechnic School, 5.00%, 12/1/29	1,225	1,305
Chula Vista Industrial Dev., PCR, San Diego Gas & Electric 5.50%, 12/1/21 (3)	500	512
Golden State Tobacco Securitization Corp., Tobacco Industry 4.50%, 6/1/27	3,065	2,678
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.00%, 6/1/18	3,000	3,417
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.00%, 6/1/45 (6)	3,000	3,006
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.00%, 6/1/45	1,500	1,502
Los Angeles Airport, 5.25%, 5/15/39	5,520	6,219
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/29	2,000	2,212
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/37	2,000	2,135
Los Angeles Dept. of Water & Power Waterworks 5.00%, 7/1/31 (7)	2,000	2,184
Los Angeles Harbor Dept., 5.00%, 8/1/24 (1)	2,025	2,181
Los Angeles Municipal Improvement Corp., Real Property 5.00%, 3/1/30	1,480	1,594
Los Angeles Municipal Improvement Corp., Real Property 5.00%, 3/1/31	1,555	1,663
Los Angeles Municipal Improvement Corp., Real Property 5.00%, 3/1/32	705	751
Oakland, GO, 5.00%, 1/15/26 (7)	1,085	1,153
Palm Springs, Int'l. Airport, 5.45%, 7/1/20 (3)	690	695
Port of Oakland, Inter Lien, 5.00%, 11/1/24 (1)(3)	1,000	1,102
Ridgecrest Redev. Agency, Tax Allocation, GO, 6.25%, 6/30/37	2,000	2,194
Sacramento County Sanitation Dist. Fin. Auth., VR 0.688%, 12/1/35 (6)	700	556

San Buenaventura, Community Memorial Health 8.00%, 12/1/26	1,000	1,212
San Diego County Regional Airport Auth., 5.00%, 7/1/40	5,000	5,237
San Diego Public Fac. Fin. Auth., Water Utility, 5.50%, 8/1/39	1,000	1,156
San Diego Redev. Agency, Naval Training Center, 5.00%, 9/1/25	500	521
San Francisco Bay Area Rapid Transit, Property Tax, GO 5.00%, 8/1/22	1,025	1,084
San Francisco City & County Airports Commission 5.00%, 5/1/40	2,870	3,012
San Francisco City & County Airports Commission 6.00%, 5/1/39	3,000	3,539
San Francisco City & County Redev. Agency, Mission Bay North 6.75%, 8/1/41	750	870
San Jose Redev. Agency, 5.375%, 8/1/29	1,350	1,418
San Mateo, Bay Meadows, 5.875%, 9/1/32	1,375	1,520
Sweetwater Union High School Dist., Special Tax 5.00%, 9/1/19 (8)	2,515	2,657
Torrance, Memorial Medical Center, 5.00%, 9/1/40	2,000	2,068
Univ. of California Regents, 5.00%, 5/15/37	5,000	5,423
Washington Unified School Dist., New High School Construction, COP, 5.125%, 8/1/37 (7)	1,170	1,209
Whittier Health Fac., Presbyterian Intercommunity Hosp. 5.00%, 6/1/16	1,340	1,450
		163,883
Colorado 1.3%		
Colorado HFA, Catholic Health Initiatives, 5.25%, 1/1/45	7,000	7,524
Colorado HFA, Valley View Hosp., 5.75%, 5/15/36	1,150	1,203
Park Creek Metropolitan Dist., Property Tax, 5.50%, 12/1/37	270	271
Univ. of Colorado, 5.375%, 6/1/38	2,000	2,288
		11,286

Connecticut 0.2%		
Mashantucket Western Pequot Tribe, 4.00%, 7/1/31	1,337	856
Mohegan Tribe Indians, 6.25%, 1/1/31	670	670
		1,526
Delaware 1.7%		
Delaware Economic Dev. Auth., NRG Energy, Indian River Power PCR, 5.375%, 10/1/45	2,250	2,296
Delaware HFA, Christiana Care Health, VRDN, 0.08%, 10/1/38	5,870	5,870
Delaware Municipal Electric Corp., 5.00%, 7/1/37	5,000	5,393
New Castle County, Newark Charter School, 5.00%, 9/1/26	815	829
Sussex County, Cadbury Lewes, 5.90%, 1/1/26	375	377
		14,765
District of Columbia 2.8%		
District of Columbia, American Society of Hematology 5.00%, 7/1/42	1,850	1,917
District of Columbia, GO, 6.00%, 6/1/17 (1)	1,220	1,413
District of Columbia, Income Tax, GO, 5.50%, 12/1/30	2,000	2,347
Metropolitan Washington Airports Auth., 5.00%, 10/1/29	1,275	1,433
Metropolitan Washington Airports Auth., 5.25%, 10/1/24	3,500	4,034
Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44	4,150	4,365
Metropolitan Washington Airports Auth., Dulles Toll Road, STEP 0.00%, 10/1/44	2,150	1,848
Washington DC Convention & Sports Auth., 5.00%, 10/1/40	3,000	3,113
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/29	2,565	2,927
		23,397
Florida 7.4%		
Alachua County HFA, East Ridge Retirement Village 6.00%, 11/15/34	2,500	2,537

Broward County Airport, 5.375%, 10/1/29	5,345	6,072
Broward County, Half Century Main Court House 5.25%, 10/1/36	2,415	2,630
Broward County, Water & Sewer, 5.25%, 10/1/34	2,000	2,241
Davie Ed. Fac., Nova Southeastern Univ., 6.00%, 4/1/42	3,500	3,890
Florida Municipal Power Agency, 5.00%, 10/1/31 (Tender 10/1/18)	1,125	1,227
Florida Municipal Power Agency, 6.25%, 10/1/31	1,000	1,175
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/23 (Prerefunded 11/15/15) (2)	175	188
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/23	1,235	1,313
Highlands County HFA, Adventist Health/Sunbelt 6.00%, 11/15/37	2,000	2,326
Jacksonville, Sales Tax, 5.00%, 10/1/30	3,000	3,248
Jacksonville, Transit, 5.00%, 10/1/30	2,450	2,754
Jacksonville, Transit, 5.00%, 10/1/31	1,900	2,124
Miami-Dade County, Aviation, 5.00%, 10/1/28 (3)	3,580	3,884
Miami-Dade County, Aviation, 5.00%, 10/1/31 (3)	5,000	5,332
Miami-Dade County, Aviation, 5.375%, 10/1/35	5,750	6,334
Miami-Dade County, Aviation, 5.375%, 10/1/41	2,000	2,170
Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28	700	754
Orange County HFA, Nemours Foundation, 5.00%, 1/1/22	1,900	2,151
Orlando & Orange County Expressway Auth., 5.00%, 7/1/32	1,500	1,626
OTC Community Dev. Dist., Jacksonville, Special Assessment 5.30%, 5/1/38	445	443
Palm Beach County HFA, Sinai Residences of Boca Raton 6.25%, 6/1/23 (5)	500	510
Palm Beach County HFA, Sinai Residences of Boca Raton 7.25%, 6/1/34 (5)	685	736
Palm Beach County HFA, Sinai Residences of Boca Raton 7.50%, 6/1/49 (5)	250	263

Paseo Community Dev. Dist., 5.00%, 2/1/15 (9)(10)	405	—
Paseo Community Dev. Dist., 5.40%, 5/1/36	75	78
Paseo Community Dev. Dist., VR, 0.00%, 5/1/36 (10)	755	286
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/26	3,000	3,444
Saint John's County IDA, Glenmoor, VR, 1.344%, 1/1/49	274	159
Saint John's County IDA, Glenmoor, VR, 2.50%, 1/1/49	101	—
Seminole Tribe of Florida, 5.25%, 10/1/27 (4)	1,000	1,069
Seminole Tribe of Florida, 5.50%, 10/1/24 (4)	1,000	1,086
Seven Oaks Community Dev. Dist. II, VR, 7.50%, 5/1/16	50	50
Winter Garden Village Fowler Grove, 5.65%, 5/1/37	715	726
		62,826

Georgia 2.6%

Atlanta, Princeton Lakes, 5.50%, 1/1/31	250	252
Atlanta Airport, 5.00%, 1/1/33	2,500	2,773
Atlanta Water & Sewer, Wastewater, 6.25%, 11/1/34	1,000	1,178
Cobb County Kennestone Hosp. Auth., WellStar Health 5.50%, 4/1/37 (7)	1,170	1,270
DeKalb County, Water & Sewer, 5.00%, 10/1/32	2,000	2,215
Fulton County Dev. Auth., Woodruff Arts Center 5.25%, 3/15/24	2,000	2,241
Fulton County Residential Care Fac. for the Elderly, Canterbury Court, 6.125%, 2/15/26	250	253
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health, 5.375%, 2/15/40	2,810	2,940
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/20	2,000	2,215
Municipal Electric Auth. of Georgia, 5.70%, 1/1/19 (1)(11)	100	118
Rockdale County Dev. Auth., Pratt Industries USA, Visy Paper 6.125%, 1/1/34 (3)	1,750	1,782

Savannah Hosp. Auth., Saint Joseph's/Candler Health 5.50%, 7/1/31	4,270	4,688
		21,925
Illinois 3.3%		
Chicago O' Hare Int'l. Airport, 5.25%, 1/1/19 (3)	2,000	2,293
Chicago O' Hare Int'l. Airport, 5.25%, 1/1/24 (1)(3)	500	514
Chicago O' Hare Int'l. Airport, 6.50%, 1/1/41	2,000	2,320
Cook County, GO, 5.00%, 11/15/29	1,750	1,907
Cook County, GO, 5.00%, 11/15/33	2,740	2,924
Cook County, Navistar International, Recovery Zone Fac. 6.50%, 10/15/40	750	756
Illinois, GO, 5.00%, 2/1/39	2,000	2,072
Illinois, GO, 5.50%, 7/1/38	3,250	3,545
Illinois Fin. Auth., Friendship Village of Schaumburg 5.625%, 2/15/37	1,000	924
Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/37	350	331
Illinois Fin. Auth., Lutheran Senior Services Obligated Group Hillside Village, 5.25%, 2/1/37	1,075	1,085
Illinois Fin. Auth., Navistar International, Recovery Zone Fac. 6.50%, 10/15/40	500	504
Illinois Fin. Auth., Rush Univ. Medical Center, 6.625%, 11/1/39	1,000	1,132
Illinois Fin. Auth., Tabor Hills Supportive Living 5.25%, 11/15/36	1,000	1,019
Illinois Regional Transportation Auth., 6.00%, 7/1/33 (6)	2,000	2,589
Illinois Toll Highway Auth., 5.50%, 1/1/33	1,500	1,667
Metropolitan Pier & Exposition Auth., McCormick Place 5.50%, 6/15/50	2,000	2,097
		27,679
Indiana 1.4%		
Indiana Fin. Auth., Ohio River Bridges, 5.25%, 1/1/51 (3)	3,500	3,623

Indiana Fin. Auth., U.S. Steel, IDRB, 6.00%, 12/1/26	1,000	1,041
Japser County Economic Dev. Auth., Northern Indiana Public Service, 5.60%, 11/1/16 (1)	1,250	1,368
Saint Joseph County, Holy Cross Village at Notre Dame 6.00%, 5/15/38	390	393
Valparaiso, Pratt Industries USA, IDRB, 6.75%, 1/1/34 (3)	2,000	2,145
Valparaiso, Pratt Industries USA, IDRB, 7.00%, 1/1/44 (3)	500	540
Vigo County Hosp. Auth., Union Hosp. (Indiana) 5.70%, 9/1/37 (4)	1,000	975
Vigo County Hosp. Auth., Union Hosp. (Indiana) 5.75%, 9/1/42 (4)	500	485
Vigo County Hosp. Auth., Union Hosp. (Indiana) 7.75%, 9/1/31	1,000	1,130
		11,700
Iowa 0.4%		
Altoona, Urban Renovation Tax, 6.00%, 6/1/28	1,000	1,070
Iowa Fin. Auth., Iowa Fertilizer, 5.25%, 12/1/25	1,800	1,799
Iowa Fin. Auth., Iowa Fertilizer, 5.50%, 12/1/22	600	610
		3,479
Kansas 1.2%		
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.00%, 11/15/24	1,800	1,999
Wichita, Christi Health, 5.00%, 11/15/29 (Prerefunded 11/15/21) (2)	4,000	4,832
Wichita, Christi Health, 5.25%, 11/15/24 (Prerefunded 11/15/19) (2)	3,000	3,611
		10,442
Kentucky 0.8%		
Kentucky Economic Dev. Fin. Auth., Owensboro Health 6.375%, 3/1/40	1,000	1,080

Kentucky Economic Dev. Fin. Auth., Owensboro Health 6.375%, 6/1/40	4,100	4,427
Kentucky Public Transportation Infrastructure Auth., Downtown Crossing, BAN, 5.00%, 7/1/17	1,100	1,221
		6,728
Louisiana 0.6%		
Louisiana Local Gov't. Environmental Fac. Auth., Jefferson Parish, GO, 5.375%, 4/1/31	1,000	1,092
Louisiana Local Gov't. Environmental Fac. Auth., Westlake Chemical, 6.50%, 8/1/29	1,000	1,128
Saint Charles Parish, PCR, Valero Energy, 4.00%, 12/1/40 (Tender 6/1/22)	700	737
Saint John Baptist Parish, Marathon Oil, PCR, 5.125%, 6/1/37	1,750	1,815
		4,772
Maryland 5.6%		
Baltimore City, Convention Center Hilton, 5.00%, 9/1/32 (12)	500	482
Baltimore City, Convention Center Hilton, 5.25%, 9/1/22 (12)	750	781
Baltimore City, Convention Center Hilton, 5.875%, 9/1/39	585	587
Baltimore City, Water, 5.00%, 7/1/28	1,500	1,745
Baltimore City, Water, 5.00%, 7/1/30	2,280	2,619
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/36	2,150	2,152
Maryland Economic Dev. Corp., Consol Energy, CNX Marine Terminal, 5.75%, 9/1/25	2,250	2,407
Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	1,400	1,458
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	1,650	1,947
Maryland HHEFA, Adventist Healthcare, 6.25%, 1/1/31	500	560
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39	1,100	1,319
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45	2,000	2,179

Mississippi 0.2%		
Mississippi Business Fin. Corp., Chevron USA, VRDN 0.07%, 11/1/35	1,920	1,920
		1,920
Missouri 2.3%		
Curators of the Univ. of Missouri, 5.00%, 11/1/25	5,000	5,619
Kansas City IDA, Downtown Redev., 5.50%, 9/1/25	3,620	4,135
Missouri HEFA, BJC Health, VRDN, 0.11%, 5/15/38	900	900
Missouri HEFA, Saint Louis Univ., VRDN, 0.07%, 10/1/35	6,865	6,865
Missouri Joint Municipal Electric Utility Commission 5.00%, 1/1/17 (7)	2,000	2,129
		19,648
Nebraska 0.1%		
Douglas County Hosp. Auth. No. 2, Children's Hosp. and Medical Center, 6.125%, 8/15/31	965	1,030
		1,030
Nevada 1.7%		
Clark County Airport, Las Vegas McCarran Int'l Airport 5.125%, 7/1/36	1,805	1,915
Clark County Airport, Las Vegas McCarran Int'l Airport 5.50%, 7/1/16 (Prerefunded 7/1/14) (1)(2)(3)	2,000	2,017
Clark County Airport, Las Vegas McCarran Int'l Airport 5.75%, 7/1/42	7,575	8,680
Clark County School Dist., GO, 5.00%, 6/15/14	1,115	1,122
Las Vegas Valley Water Dist., GO, 5.00%, 6/1/28	800	902
		14,636
New Jersey 8.8%		
Middlesex County Improvement Auth., Student Housing 5.00%, 8/15/18 (Prerefunded 8/15/14) (2)	730	740

New Jersey, Equipment Lease Purchase, COP, 5.25%, 6/15/20	2,000	2,297
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/24	1,000	1,105
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/25	5,000	5,441
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28	500	534
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/29	500	529
New Jersey Economic Dev. Auth., Goethals Bridge 5.375%, 1/1/43 (3)	3,000	3,158
New Jersey Economic Dev. Auth., Goethals Bridge 5.625%, 1/1/52 (3)	2,000	2,123
New Jersey Economic Dev. Auth., Lions Gate, 5.00%, 1/1/15	55	56
New Jersey Economic Dev. Auth., Middlesex Water, IDRB 5.00%, 10/1/23	2,455	2,849
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/25	2,000	2,281
New Jersey Economic Dev. Auth., Seabrook Village 5.00%, 11/15/14	530	540
New Jersey Economic Dev. Auth., Seabrook Village 5.00%, 11/15/16	600	642
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, 4.875%, 9/15/19 (3)	880	893
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, 5.125%, 9/15/23 (3)	1,000	1,012
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, 5.25%, 9/15/29 (3)	1,000	1,011
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, 5.625%, 11/15/30 (3)	2,500	2,569
New Jersey EFA, Stevens Institute of Technology, 5.00%, 7/1/19	1,075	1,168
New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32 (Prerefunded 6/1/19) (2)	3,000	3,910
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/23	1,255	1,417
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/24	4,500	5,033
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/25	1,000	1,111
New Jersey HFFA, Barnabas Health, 5.625%, 7/1/37	2,000	2,149

New Jersey HFFA, Barnabas Health, Zero Coupon, 7/1/31	1,275	543
New Jersey HFFA, Meridian Health, 5.00%, 7/1/25	4,000	4,459
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. at Hamilton 5.00%, 7/1/25 (14)	500	506
New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/17 (3)	1,545	1,705
New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/18 (3)	2,000	2,223
New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/26	1,695	1,779
New Jersey Housing & Mortgage Fin. Agency, Single Family 6.375%, 10/1/28	540	563
New Jersey Institute of Technology, 5.00%, 7/1/42	4,000	4,279
New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/31	3,000	3,394
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38 (Prerefunded 12/15/18) (2)(13)	1,045	1,276
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38	1,955	2,295
New Jersey Turnpike Auth., 5.00%, 1/1/30	4,000	4,439
North Hudson Sewer Auth., 5.00%, 6/1/20	2,710	3,120
North Hudson Sewer Auth., 5.00%, 6/1/21	955	1,103
		74,252
New Mexico 0.1%		
Sandoval County, IDRB, Intel Corp., 5.00%, 6/1/20	1,025	1,068
		1,068
New York 12.9%		
Albany City IDA, College of Pharmacy, 5.625%, 12/1/34	685	690
Albany City IDA, Saint Peter's Health Partners, 5.25%, 11/15/32	500	525
Buffalo & Erie County Ind. Land Dev., Buffalo College Foundation Housing Corp., 5.375%, 10/1/41	3,140	3,372
Dormitory Auth. of the State of New York, Cabrini of Westchester, 5.20%, 2/15/41	3,110	3,257

Dormitory Auth. of the State of New York, GO, 5.00%, 10/1/25	3,000	3,369
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/23	3,200	3,575
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/31 (Prerefunded 9/15/16) (2)	5	6
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/31	3,995	4,366
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/32	6,250	6,917
Dormitory Auth. of the State of New York, Saint John's Univ. 5.00%, 7/1/44	1,400	1,481
Hudson Yards Infrastructure, 5.75%, 2/15/47	1,500	1,666
Long Island Power Auth., 5.00%, 12/1/19 (Prerefunded 1/1/16) (1)(2)	1,600	1,755
Long Island Power Auth., 5.00%, 9/1/37	5,000	5,286
Long Island Power Auth., 6.00%, 5/1/33	1,000	1,165
Long Island Power Auth., 6.25%, 4/1/33	1,670	1,950
Metropolitan Transportation Auth. of New York 5.00%, 11/15/36	4,000	4,277
Metropolitan Transportation Auth. of New York 5.25%, 11/15/26 (8)	4,000	4,861
Metropolitan Transportation Auth. of New York 6.50%, 11/15/28	2,000	2,395
Nassau County IDA, Amsterdam at Harborside, 5.875%, 1/1/18	245	129
Nassau County IDA, Amsterdam at Harborside, 6.70%, 1/1/43	1,300	686
Nassau County IDA, Amsterdam at Harborside, VR 10.00%, 1/1/28	700	350
Nassau County Interim Fin. Auth., Sales Tax, 5.00%, 11/15/21 (Prerefunded 11/15/15) (1)(2)	1,915	2,056
New York City Municipal Water Fin. Auth., 5.75%, 6/15/40	600	687
New York City Transitional Fin. Auth., 5.00%, 8/1/20 (Prerefunded 8/1/16) (2)	3,000	3,313
New York City Transitional Fin. Auth., 5.00%, 7/15/33	2,000	2,208

New York Convention Center Dev. Corp., Hotel Unit Fee 5.00%, 11/15/21 (7)	1,250	1,321
New York Liberty Dev. Corp., 4 World Trade Center 5.75%, 11/15/51	8,170	9,037
New York Liberty Dev. Corp., One Bryant Park, 6.375%, 7/15/49	3,500	3,807
New York State Thruway Auth., 5.00%, 5/1/19	7,950	9,205
New York State Thruway Auth., Dedicated Tax Fund, Second Highway & Bridge, 5.00%, 4/1/23 (7)	1,305	1,448
Onondaga Civic Dev. Corp., Saint Joseph's Hosp. Health Center 5.00%, 7/1/42	3,415	3,195
Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.25%, 12/1/41	2,000	2,111
Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.50%, 12/1/31	2,000	2,204
Port Auth. of New York & New Jersey, 5.00%, 10/1/34 (3)	2,000	2,146
Port Auth. of New York & New Jersey, JFK Int'l Air Terminal 6.00%, 12/1/36	1,000	1,100
Rensselaer County IDA, Emma Willard School, 5.00%, 1/1/26	1,500	1,585
Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (4)	1,000	1,021
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (4)	445	460
Triborough Bridge & Tunnel Auth., 5.00%, 11/15/25	2,000	2,343
Triborough Bridge & Tunnel Auth., 5.00%, 1/1/28	3,000	3,399
Westchester County Local Dev. Corp., Pace Univ. 5.50%, 5/1/42	4,515	4,734
		109,458
North Carolina 1.8%		
Charlotte, Charlotte-Douglas Int'l. Airport, 5.00%, 7/1/39	2,255	2,385
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.07%, 1/15/38	7,310	7,310
Gaston County Ind. Fac., IDRB, PCR, National Gypsum 5.75%, 8/1/35 (3)	2,500	2,425

North Carolina Medical Care Commission, Galloway Ridge 6.00%, 1/1/39	520	531
Raleigh-Durham Airport Auth., 5.00%, 11/1/30	2,205	2,472
		15,123
North Dakota 0.4%		
Grand Forks Health Care, Altru Health, 5.00%, 12/1/32	3,000	3,119
		3,119
Ohio 0.7%		
Bowling Green, CFP I (Bowling Green Student Housing) 5.75%, 6/1/31	1,500	1,556
Ohio, USG, Solid Waste, IDRB, 5.65%, 3/1/33 (3)	1,000	1,001
Ohio Air Quality Dev. Auth., PCR, Columbus Southern Power 3.875%, 12/1/38 (Tender 6/1/14)	495	496
Ohio Air Quality Dev. Auth., PCR, FirstEnergy Solutions 5.70%, 8/1/20	2,000	2,250
Southeastern Ohio Port Auth., Memorial Health 6.00%, 12/1/42	1,045	1,030
		6,333
Oklahoma 0.4%		
Norman Regional Hosp. Auth., 5.375%, 9/1/36	400	407
Oklahoma County Fin. Auth., Epworth Villa, 5.00%, 4/1/33	1,000	984
Oklahoma County Fin. Auth., Epworth Villa, 5.875%, 4/1/30	250	254
Tulsa County IDA, Montereau, Senior Living Community 7.25%, 11/1/40	1,500	1,624
		3,269
Oregon 0.1%		
Deschutes County Hosp. Fac. Auth., Saint Charles Health Cascade Healthcare Community, 8.25%, 1/1/38	750	897
		897

Pennsylvania 2.4%		
Allegheny County IDA, U.S. Steel, PCR, 5.75%, 8/1/42 (3)	2,000	1,788
Allegheny County IDA, U.S. Steel, PCR, 6.50%, 5/1/17	750	805
Cumberland County Municipal Auth., Asbury Obligated Group 5.25%, 1/1/32	1,465	1,449
Cumberland County Municipal Auth., Asbury Obligated Group 5.25%, 1/1/41	1,190	1,126
Geisinger Auth., Geisinger Health, VRDN, 0.05%, 10/1/43	1,200	1,200
Montgomery County IDA, 5.375%, 8/1/38	2,085	2,282
Pennsylvania Economic Dev. Fin. Auth., USG, 6.00%, 6/1/31 (3)	1,500	1,502
Pennsylvania Turnpike Commission, 5.625%, 6/1/30	2,000	2,237
Philadelphia, GO, 5.00%, 7/15/38	3,500	3,698
Philadelphia Airport, 5.00%, 6/15/35	2,000	2,091
Saint Mary Hosp. Auth., Catholic Health East, 5.50%, 11/15/24 (Prerefunded 11/15/14) (2)	1,050	1,080
Susquehanna Area Regional Airport Auth., 6.50%, 1/1/38 (3)	750	813
		20,071
Puerto Rico 0.1%		
Puerto Rico Electric Power Auth., FRN, 0.676%, 7/1/29 (8)	1,000	683
Puerto Rico Highway & Transportation Auth., 5.50%, 7/1/15 (11)	190	195
		878
Rhode Island 0.0%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35	490	359
		359
South Carolina 0.4%		
South Carolina Public Service Auth., 5.50%, 1/1/38	2,000	2,247
York County, IDRB, Celanese, 5.70%, 1/1/24 (3)	1,000	1,000
		3,247

South Dakota 0.9%		
South Dakota HEFA, Regional Health, 5.00%, 9/1/22	1,250	1,406
South Dakota HEFA, Regional Health, 5.00%, 9/1/23	250	279
South Dakota HEFA, Regional Health, 5.00%, 9/1/28	4,750	5,065
South Dakota HEFA, Sanford Health, 5.00%, 11/1/37	1,030	1,072
		7,822
Tennessee 0.7%		
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.125%, 10/1/35	1,500	1,502
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 6.00%, 10/1/35	1,865	1,881
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/24	2,650	2,971
		6,354
Texas 10.8%		
Austin Convention Enterprises, 5.75%, 1/1/24 (4)	1,250	1,281
Brazos River Auth., PCR, Texas Competitive Electric Holdings 8.25%, 5/1/33 (3)(4)	1,000	28
Brazos River Harbor Navigation Dist., IDRB, Dow Chemcial, VR 5.95%, 5/15/33 (3)	1,000	1,102
Central Texas Regional Mobility Auth., 5.00%, 1/1/42	4,490	4,365
Dallas/ Fort Worth Airport, 5.00%, 11/1/24	1,000	1,090
Dallas/ Fort Worth Airport, 5.00%, 11/1/35 (3)	5,000	5,200
Dallas/ Fort Worth Airport, 5.00%, 11/1/38 (3)	5,000	5,158
Dallas/ Fort Worth Airport, 5.25%, 11/1/30 (3)	5,305	5,812
Guadalupe-Blanco River Auth., IDRB, AEP Texas Central 5.625%, 10/1/17	1,000	1,122
Harris County Cultural Ed. Fac., Brazos Presbyterian Homes 6.375%, 1/1/33	1,385	1,469
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.08%, 10/1/41	3,625	3,625

Travis County Health Fac. Dev. Corp., Westminster Manor 7.00%, 11/1/30	1,000	1,117
		91,310
Virgin Islands 0.1%		
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	850	933
		933
Virginia 3.4%		
Fairfax County IDA, Inova Health, 5.50%, 5/15/35	1,725	1,894
James City County Economic Dev. Auth., Windsormeade, United Methodist Homes, 2.00%, 10/1/48	201	3
James City County Economic Dev. Auth., Windsormeade, United Methodist Homes, 6.00%, 6/1/43	621	533
New Port CDA, Special Assessment, 5.60%, 9/1/36	415	258
Norfolk Economic Dev. Auth., BBL ODU, 6.00%, 11/1/36 (3)	500	428
Peninsula Ports Auth. of Virginia, Virginia Baptist Homes 5.40%, 12/1/33	700	621
Route 460 Funding Corp. of Virginia, Toll Road, 5.125%, 7/1/49	6,000	6,134
Virginia Port Auth., 5.00%, 7/1/22 (3)(8)	1,855	1,980
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.00%, 7/1/25 (3)	1,000	1,059
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.00%, 7/1/27 (3)	1,000	1,045
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.50%, 1/1/42 (3)	2,000	2,083
Virginia Small Business Fin. Auth., Elizabeth River Crossings 6.00%, 1/1/37 (3)	4,000	4,338
Virginia Small Business Fin. Auth., I - 95 Express Lanes 5.00%, 1/1/40 (3)	4,500	4,480
Winchester IDA, Valley Health, 5.625%, 1/1/44	3,800	4,108
		28,964

Washington 0.3%		
Chelan County Public Utility Dist. No. 1, Rock Island Hydro Zero Coupon, 6/1/18 (1)	585	548
Greater Wenatchee Regional Events Center, 5.50%, 9/1/42	650	651
Washington Health Care Fac. Auth., Highline Medical Center 6.25%, 8/1/36 (Prerefunded 8/1/18) (2)	995	1,205
		2,404
West Virginia 0.5%		
Pleasants County, Allegheny Energy Supply, 5.25%, 10/15/37	2,000	2,042
West Virginia Economic Dev. Auth., Appalachian Power 5.375%, 12/1/38 (Tender 12/1/20)	1,800	1,933
		3,975
Total Municipal Securities (Cost $816,995)		855,552
Total Investments in Securities 100.8% of Net Assets (Cost $816,995)		**$ 855,552**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Insured by National Public Finance Guarantee Corp.
(2) Prerefunded date is used in determining portfolio maturity.
(3) Interest subject to alternative minimum tax
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $16,405 and represents 1.9% of net assets.
(5) When-issued security
(6) Insured by Financial Guaranty Insurance Company
(7) Insured by AMBAC Assurance Corp.
(8) Insured by Assured Guaranty Municipal Corp.
(9) In default with respect to payment of principal and interest.
(10) Non-income producing
(11) Escrowed to maturity
(12) Insured by Syncora Guarantee
(13) Insured by Assured Guaranty U.S. Holdings
(14) Insured by Radian Asset Assurance Inc.
BAN Bond Anticipation Note
CDA Community Development Administration/Authority

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $816,995)	$	855,552
Interest receivable		11,583
Receivable for shares sold		2,806
Receivable for investment securities sold		132
Cash deposits on futures contracts		65
Cash		6
Total assets		870,144
Liabilities		
Payable for investment securities purchased		19,606
Payable for shares redeemed		853
Investment management and administrative fees payable		343
Variation margin payable on futures contracts		21
Other liabilities		731
Total liabilities		21,554
NET ASSETS	$	848,590
Net Assets Consist of:		
Undistributed net investment income	$	139
Accumulated undistributed net realized loss		(17,954)
Net unrealized gain		38,530
Paid-in capital applicable to 73,059,249 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		827,875
NET ASSETS	$	848,590
NET ASSET VALUE PER SHARE		
Investor Class		
($847,999,715 / 73,008,389 shares outstanding)	$	11.62
Advisor Class		
($590,705 / 50,860 shares outstanding)	$	11.61

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income exempt from federal income taxes. The fund has two classes of shares: the Summit Municipal Income Fund original share class, referred to in this report as the Investor Class, offered since October 29, 1993, and the Summit Municipal Income Fund–Advisor Class (Advisor Class), offered since August 8, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of April 30, 2014, the fund held interest rate futures with cumulative unrealized loss of $25,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended April 30, 2014, the fund recognized $139,000 of realized loss on Futures and a $143,000 change in unrealized gain/ loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of April 30, 2014, cash of $65,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2014, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At April 30, 2014, approximately 13% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $116,722,000 and $46,979,000, respectively, for the six months ended April 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2013, the fund had $15,218,000 of available capital loss carryforwards, which expire as follows: $3,297,000 in fiscal 2016, $2,106,000 in fiscal 2017, and $2,277,000 in fiscal 2019; $7,538,000 have no expiration.

At April 30, 2014, the cost of investments for federal income tax purposes was $816,671,000. Net unrealized gain aggregated $38,854,000 at period-end, of which $45,069,000 related to appreciated investments and $6,215,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

As of April 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 20,991 shares of the Advisor Class, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single fee structure in comparison with f ees and expenses of other comparable funds based on information and data supplied by Lipper (for the Investor Class and Advisor Class). For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds and below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014